THE USA PLAN

AN INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company of New York

and its

ReliaStar Life Insurance Company of New York Variable Annuity Funds M P & Q

Supplement Dated May 15, 2018

This supplement updates and amends certain information contained in your variable annuity prospectus dated May 1, 1998, and subsequent supplements thereto. Please read it carefully and keep it with your variable annuity prospectus for future reference.

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NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING FUND REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the Sub-Account that corresponds to the Voya Multi-Manager Large Cap Core Portfolio.

On March 15, 2018, the Board of Trustees of Voya Investors Trust approved a proposal to reorganize the Voya Multi-Manager Large Cap Core Portfolio (the “Reorganization”). Subject to shareholder approval, effective after the close of business on or about August 24, 2018 (the “Reorganization Date”), Class I shares of the Voya Multi-Manager Large Cap Core Portfolio (the “Merging Fund”) will reorganize with and into Class I shares of the Voya Index Plus LargeCap Portfolio (the “Surviving Fund”).

If shareholders of the Merging Fund approve the Reorganization, from the close of business on August 10, 2018, through the close of business on August 24, 2018, the Merging Fund will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Merging Fund’s assets in temporary investments. During this time, the Merging Fund may not be pursuing its investment objective and strategies and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date and for 30 days thereafter, you may transfer amounts allocated to the Sub-Account that invests in the Merging Fund to any other available Sub-Account or to the Fixed Account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the Transfers Between Sub-Accounts section on page 22 of your Contract prospectus for information about making Sub-Account transfers, including applicable restrictions and limits on transfers.

On the Reorganization Date. On April 28, 2006, the Surviving Fund was closed to new investors and to new investments by existing investors. On the Reorganization Date, the Surviving Fund will be reopened and your investment in the Sub-Account that invested in the Merging Fund will automatically become an investment in the Sub-Account that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

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Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the Sub-Account that invests in the Merging Fund will be automatically allocated to the Sub-Account that invests in the Surviving Fund. See the Transfers Between Sub-Accounts section on page 22 of your Contract prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050.

INFORMATION ABOUT THE CONTRACT’S
FUND FEES AND EXPENSES

The following table shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the Funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.39%	0.84%

IMPORTANT INFORMATION ABOUT THE FUNDS AVAILABLE THROUGH THE CONTRACT

The following chart lists the Funds that are currently available through your Contract, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Fidelity® VIP Contrafund® Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. and other investment advisers	Seeks long-term capital appreciation.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Fidelity® VIP Equity-Income Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. and other investment advisers	Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)

Investment Adviser:  Fidelity Management & Research Company

Subadvisers:  Fidelity Investments Money Management, Inc. and other investment advisers

Seeks as high a level of current income as is consistent with the preservation of capital.
Oppenheimer Capital Appreciation Fund/VA Investment Adviser: OFI Global Asset Management, Inc. Subadviser: OppenheimerFunds, Inc.	The Fund seeks capital appreciation.
Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.
Voya Global Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize total return through a combination of current income and capital appreciation.
Voya Global Equity Portfolio (Class I)[1] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.
Voya Government Money Market Portfolio (Class I)[2] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.
Voya High Yield Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya MidCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.
Voya RussellTM Large Cap Value Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.
Voya SmallCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
VY® Franklin Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.
VY® Oppenheimer Global Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.
VY® Pioneer High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Amundi Pioneer Asset Management, Inc.	Seeks to maximize total return through income and capital appreciation.

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INFORMATION ABOUT CLOSED SUB-ACCOUNTS

The Sub-Accounts that invest in the following Funds are closed to new investment:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Fidelity® VIP Index 500 Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company Subadvisers: Geode Capital Management, LLC and FMR Co., Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Contract Owners who have Contract Value allocated to one or more of the Sub-Accounts that correspond to these Funds may leave their Contract Value in those Sub-Accounts, but future allocations and transfers into them are prohibited. If your most recent premium allocation instructions includes a Sub-Account that corresponds to one of these Funds, premium received that would have been allocated to a Sub-Account corresponding to one of these Funds may be automatically allocated among the other available Sub-Accounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available Funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050. See the Transfers Between Sub-Accounts section beginning on page 22 of your Contract prospectus for information about making Fund allocation changes.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5033

Minot, ND 58702-5033

1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

[1]   This Fund employs a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce a Fund’s overall volatility and downside risk and, thereby, help us manage the risks associated with providing certain guarantees under the policy. During rising markets, the hedging strategies employed to manage volatility could result in your variable account value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your variable account value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected.

[2]   There is no guarantee that the Voya Government Money Market Portfolio Sub-Account will have a positive or level return.

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